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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934


                       Date of Report:  July 2, 1996
                     (Date of earliest event reported)



            NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
           (Exact name of Registrant as specified in its charter)



     Massachusetts                  0-18226                    13-3487910
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)


          51 Madison Avenue                                   10010
            New York, NY                                    (Zip Code)
(Address of principal executive offices)



Registrant's Telephone Number, Including Area Code:  (212) 576-7300


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ITEM 5.  OTHER EVENTS.

     The dissolution, termination and winding up of the Registrant was approved by the requisite number of holders of partnership units of the Registrant pursuant to a consent solicitation that expired at 5:00 p.m., New York time, on July 1, 1996. NYLIFE Realty Inc., as liquidator of the Registrant, has commenced the winding up process of the Registrant.

























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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NYLIFE GOVERNMENT MORTGAGE PLUS
                                    LIMITED PARTNERSHIP



                                     By:  NYLIFE Realty Inc.,
                                          General Partner


                                     By:  /s/ Kevin M. Micucci
                                        -------------------------------------
                                        Kevin M. Micucci
                                        President and Chief Financial Officer



Date:  July 12, 1996









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                 AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

                                July 12, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  NYLIFE Government Mortgage Plus Limited Partnership
          File No. 0-18226
          Form 8-K

Dear Sir/Madam:

     On behalf of NYLIFE Government Mortgage Plus Limited Partnership (the "Partnership"), enclosed herewith for filing is an optional Form 8-K dated July 2, 1996, reporting under Item 5 the approval by the holders of Partnership units of the proposal to dissolve, terminate and wind up the Partnership.

     If you should have any questions or comments, please contact the undersigned at (214) 969-4694.

                                   Sincerely,


                                   /s/ Diane B. Muse
                                   ---------------------------
                                   Diane B. Muse



DBM/las
Enclosures

cc:  Letty G. Lynn
     Andrea R. Biller
     Sheila J. Kearney
     Sarah A.W. Fitts